Exhibit 99.1

EARNINGS RELEASE

By:	Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:

	Jeffrey S. Musser	Bradley S. Powell	Geoffrey Buscher
	President and Chief Executive Officer	Senior Vice President and Chief Financial Officer	Director - Investor Relations
	(206) 674-3433	(206) 674-3412	(206) 892-4510

FOR IMMEDIATE RELEASE

EXPEDITORS REPORTS SECOND QUARTER 2019 EPS OF $0.88

SEATTLE, WASHINGTON - August 6, 2019, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced second quarter 2019 financial results including the following highlights compared to the same quarter of 2018:

•	Diluted Net Earnings Attributable to Shareholders per share (EPS1) increased 11% to $0.88
•	Net Earnings Attributable to Shareholders increased 9% to $153 million
•	Operating Income increased 5% to $192 million
•	Revenues increased 4% to $2 billion
•	Net Revenues[2] increased 3% to $662 million
•	Airfreight tonnage volume decreased 5% and ocean container volume increased 2%

“During the quarter and throughout the first half of the year, we have shown our ability to manage uncertainty and deliver profitable growth,” said Jeffrey S. Musser, President and Chief Executive Officer. “While our air freight business was challenged as a result of a slowdown in export volumes out of North Asia and the United States, we continued to enhance our efforts on growing these two important markets as a focus of our key strategic initiatives. Additionally, the current climate of geopolitical volatility has created uncertainty, but our organization continues to show that the strength of our global presence and customer focus has never been more important in our relentless drive to grow while maintaining our profitability.

“In addition, we continued to grow our customs brokerage and import services, Transcon, and warehouse and distribution services by winning business with new customers as well as from existing accounts. For a second consecutive quarter, we increased the volume of ocean freight containers that we handled and boosted net revenue per container. Except for comparatively soft demand in certain air markets, this was a strong quarter and our people performed at their highest level.”

Bradley S. Powell, Senior Vice President and Chief Financial Officer, added, “We grew net revenues ahead of overhead expenses, even as we continue to make important investments in people and systems, such as our integrated order management, quoting, booking, visibility, security, reporting and analytics platform. While we boosted operating efficiency (operating income as a percentage of net revenue) compared to the first quarter, it remained below our target 30%, due again to lower air freight net revenues. Our effective tax rate declined from 25.8% in the second quarter of 2018 to 23.6% in 2019, largely due to the benefit from Foreign-derived intangible income deductions and a state tax refund."

Expeditors is a global logistics company headquartered in Seattle, Washington. The Company employs trained professionals in 176 district offices and numerous branch locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, time-definite transportation, order management, warehousing and distribution and customized logistics solutions.

_______________________

1Diluted earnings attributable to shareholders per share.

2Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.

NOTE:  See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.

Second Quarter 2019 Earnings Release, August 6, 2019

Financial Highlights for the three and six months ended June 30, 2019 and 2018 (Unaudited)

(in 000's of US dollars except per share data)

	Three months ended June 30,			Six months ended June 30,
	2019	2018	% Change	2019	2018	% Change
Revenues	$2,035,579	$1,957,559	4%	$4,055,630	$3,811,821	6%
Net revenues[1]	$661,695	$642,546	3%	$1,315,809	$1,278,384	3%
Operating income	$192,201	$183,584	5%	$379,802	$376,402	1%
Net earnings attributable to shareholders	$153,149	$140,605	9%	$292,848	$276,297	6%
Diluted earnings attributable to shareholders per share	$0.88	$0.79	11%	$1.67	$1.54	8%
Basic earnings attributable to shareholders per share	$0.90	$0.80	13%	$1.71	$1.58	8%
Diluted weighted average shares outstanding	174,466	178,603		174,953	179,120
Basic weighted average shares outstanding	171,003	174,754		171,425	175,324

1Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.

The three and six months ended June 30, 2019 include the effect of changing our presentation of certain import services from a net to a gross basis and our revised presentation of destination services, which increased revenues and directly related operating expenses in customs brokerage and other services but did not change net revenues.

During the three and six months ended June 30, 2019, we repurchased 2.6 million and 3.2 million shares of common stock at an average price of $73.03 and $73.47 per share, respectively. During the three and six months ended June 30, 2018, we repurchased 3.1 million and 5.8 million shares of common stock at an average price of $76.22 and $70.92 per share, respectively.

	Employee Full-time Equivalents June 30, 2019
	2019	2018
North America	6,893	6,414
Europe	3,439	3,205
North Asia	2,532	2,616
South Asia	1,661	1,604
Middle East, Africa and India	1,550	1,466
Latin America	873	801
Information Systems	922	892
Corporate	379	351
Total	18,249	17,349

	Second quarter year-over-year percentage increase (decrease) in:
	Airfreight kilos	Ocean freight FEU
2019
April	(4)%	5%
May	(2)%	—%
June	(7)%	—%
Quarter	(5)%	2%

Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on August 9, 2019 will be considered in management's 8-K “Responses to Selected Questions.”

Disclaimer on Forward-Looking Statements:

Certain portions of this release contain forward-looking statements, which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including our ability to extract value from investment in key systems; the impact of the 2017 Tax Act and related interpretations on our effective tax rate; and risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except per share data)

(Unaudited)

	June 30, 2019	December 31, 2018
Assets:
Current Assets:
Cash and cash equivalents	$1,082,650	$923,735
Accounts receivable, less allowance for doubtful accounts of $13,391 at June 30, 2019 and $15,345 at December 31, 2018	1,382,070	1,581,530
Deferred contract costs	143,651	159,510
Other	103,089	70,041
Total current assets	2,711,460	2,734,816
Property and equipment, less accumulated depreciation and amortization of $465,983 at June 30, 2019 and $446,977 at December 31, 2018	499,233	504,105
Operating lease right-of-use assets	377,423	—
Goodwill	7,927	7,927
Deferred federal and state income taxes, net	33,617	40,465
Other assets, net	17,330	27,246
Total assets	$3,646,990	$3,314,559
Liabilities:
Current Liabilities:
Accounts payable	$811,144	$902,259
Accrued expenses, primarily salaries and related costs	217,463	215,813
Contract liabilities	169,055	190,343
Current portion of operating lease liabilities	61,267	—
Federal, state and foreign income taxes	19,891	18,424
Total current liabilities	1,278,820	1,326,839
Noncurrent portion of operating lease liabilities	315,776	—
Commitments and contingencies
Shareholders’ Equity:
Preferred stock, none issued	—	—
Common stock, par value $0.01 per share. Issued and outstanding: 170,040 shares at June 30, 2019 and 171,582 shares at December 31, 2018	1,701	1,716
Additional paid-in capital	12,433	1,896
Retained earnings	2,140,935	2,088,707
Accumulated other comprehensive loss	(104,096)	(105,481)
Total shareholders’ equity	2,050,973	1,986,838
Noncontrolling interest	1,421	882
Total equity	2,052,394	1,987,720
Total liabilities and equity	$3,646,990	$3,314,559

06-August-2019	Expeditors International of Washington, Inc.	Page 3 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Earnings

(In thousands, except per share data)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
Revenues:
Airfreight services	$741,577	$801,761	$1,456,478	$1,532,988
Ocean freight and ocean services	543,809	530,008	1,112,450	1,050,891
Customs brokerage and other services	750,193	625,790	1,486,702	1,227,942
Total revenues	2,035,579	1,957,559	4,055,630	3,811,821
Operating Expenses:
Airfreight services	542,639	593,325	1,051,849	1,106,829
Ocean freight and ocean services	390,299	385,156	810,630	764,574
Customs brokerage and other services	440,946	336,532	877,342	662,034
Salaries and related	356,351	350,948	713,261	690,843
Rent and occupancy	40,897	38,071	82,420	74,984
Depreciation and amortization	12,677	13,576	26,070	27,498
Selling and promotion	11,643	10,788	22,719	21,753
Other	47,926	45,579	91,537	86,904
Total operating expenses	1,843,378	1,773,975	3,675,828	3,435,419
Operating income	192,201	183,584	379,802	376,402
Other Income (Expense):
Interest income	6,516	5,153	12,622	9,467
Other, net	2,262	1,167	3,927	1,791
Other income (expense), net	8,778	6,320	16,549	11,258
Earnings before income taxes	200,979	189,904	396,351	387,660
Income tax expense	47,449	48,958	102,710	110,514
Net earnings	153,530	140,946	293,641	277,146
Less net earnings attributable to the noncontrolling interest	381	341	793	849
Net earnings attributable to shareholders	$153,149	$140,605	$292,848	$276,297
Diluted earnings attributable to shareholders per share	$0.88	$0.79	$1.67	$1.54
Basic earnings attributable to shareholders per share	$0.90	$0.80	$1.71	$1.58
Weighted average diluted shares outstanding	174,466	178,603	174,953	179,120
Weighted average basic shares outstanding	171,003	174,754	171,425	175,324

06-August-2019	Expeditors International of Washington, Inc.	Page 4 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
Operating Activities:
Net earnings	$153,530	$140,946	$293,641	$277,146
Adjustments to reconcile net earnings to net cash from operating activities:
Provisions for losses (recoveries) on accounts receivable	1,584	528	(304)	263
Deferred income tax expense	3,697	3,235	5,805	6,088
Stock compensation expense	23,824	18,002	37,206	29,269
Depreciation and amortization	12,677	13,576	26,070	27,498
Other, net	(29)	56	160	104
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(28,187)	(46,876)	202,290	53,771
Increase (decrease) in accounts payable and accrued expenses	39,900	58,075	(82,383)	12,231
(Increase) decrease in deferred contract costs	(13,010)	(20,019)	18,249	(16,612)
Increase (decrease) in contract liabilities	13,003	20,294	(23,722)	12,893
(Decrease) increase in income taxes payable, net	(49,606)	(38,059)	(32,613)	(18,550)
(Decrease) increase in other, net	(1,676)	(1,202)	791	(68)
Net cash from operating activities	155,707	148,556	445,190	384,033
Investing Activities:
Purchase of property and equipment	(12,987)	(12,113)	(22,422)	(25,909)
Other, net	1,038	(1,564)	1,293	(1,995)
Net cash from investing activities	(11,949)	(13,677)	(21,129)	(27,904)
Financing Activities:
Proceeds from issuance of common stock	32,287	95,363	59,477	121,760
Repurchases of common stock	(190,589)	(235,572)	(234,923)	(407,932)
Dividends Paid	(85,184)	(79,180)	(85,184)	(79,180)
Payments for taxes related to net share settlement of equity awards	(6,674)	(3,215)	(6,674)	(3,215)
Net cash from financing activities	(250,160)	(222,604)	(267,304)	(368,567)
Effect of exchange rate changes on cash and cash equivalents	(377)	(24,322)	2,158	(17,807)
Change in cash and cash equivalents	(106,779)	(112,047)	158,915	(30,245)
Cash and cash equivalents at beginning of period	1,189,429	1,132,901	923,735	1,051,099
Cash and cash equivalents at end of period	$1,082,650	$1,020,854	$1,082,650	$1,020,854
Taxes Paid:
Income taxes	$97,715	$85,612	$134,968	$124,131

06-August-2019	Expeditors International of Washington, Inc.	Page 5 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Business Segment Information

(In thousands)

(Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA AND INDIA	ELIMI- NATIONS	CONSOLI- DATED
For the three months ended June 30, 2019:
Revenues[2]	$681,076	85,537	38,757	621,951	181,380	319,331	108,311	(764)	2,035,579
Net revenues[1]	$294,983	35,201	16,714	134,397	48,893	98,655	33,222	(370)	661,695
Operating income	$87,923	8,858	2,346	64,453	15,513	9,315	3,799	(6)	192,201
Identifiable assets at period end	$1,819,718	176,151	73,197	580,311	193,771	581,518	229,692	(7,368)	3,646,990
Capital expenditures	$8,985	768	145	300	428	1,914	447	—	12,987
Depreciation and amortization	$7,687	459	380	1,384	496	1,775	496	—	12,677
Equity	$1,303,381	83,417	31,014	282,192	107,229	168,570	109,790	(33,199)	2,052,394
For the three months ended June 30, 2018:
Revenues[2]	$598,076	84,244	42,618	680,227	179,528	330,775	114,005	(71,914)	1,957,559
Net revenues[1]	$271,880	34,749	15,923	140,583	44,886	102,371	33,125	(971)	642,546
Operating income	$63,628	10,077	2,701	70,359	13,374	16,958	6,490	(3)	183,584
Identifiable assets at period end	$1,488,060	153,827	54,186	540,954	157,479	526,607	217,716	(5,997)	3,132,832
Capital expenditures	$6,032	2,191	167	559	695	1,225	1,244	—	12,113
Depreciation and amortization	$8,447	473	395	1,303	542	1,955	461	—	13,576
Equity	$1,196,226	56,702	26,625	250,513	112,259	157,493	127,032	(34,291)	1,892,559

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA AND INDIA	ELIMI- NATIONS	CONSOLI- DATED
For the six months ended June 30, 2019:
Revenues[2]	$1,340,859	176,947	72,936	1,254,804	358,559	632,021	220,986	(1,482)	4,055,630
Net revenues[1]	$587,412	70,370	31,777	268,604	96,262	195,450	66,394	(460)	1,315,809
Operating income	$161,936	19,818	4,982	130,233	31,420	23,267	8,160	(14)	379,802
Identifiable assets at period end	$1,819,718	176,151	73,197	580,311	193,771	581,518	229,692	(7,368)	3,646,990
Capital expenditures	$15,900	996	238	644	604	2,896	1,144	—	22,422
Depreciation and amortization	$15,909	926	812	2,791	1,032	3,606	994	—	26,070
Equity	$1,303,381	83,417	31,014	282,192	107,229	168,570	109,790	(33,199)	2,052,394
For the six months ended June 30, 2018:
Revenues[2]	$1,161,826	164,331	78,727	1,316,816	354,678	650,755	224,542	(139,854)	3,811,821
Net revenues[1]	$549,065	65,196	30,668	277,791	89,292	201,006	66,326	(960)	1,278,384
Operating income	$133,276	19,095	5,071	140,282	28,506	36,236	13,928	8	376,402
Identifiable assets at period end	$1,488,060	153,827	54,186	540,954	157,479	526,607	217,716	(5,997)	3,132,832
Capital expenditures	$9,203	3,719	672	1,343	1,024	8,416	1,532	—	25,909
Depreciation and amortization	$17,212	871	763	2,679	1,125	3,931	917	—	27,498
Equity	$1,196,226	56,702	26,625	250,513	112,259	157,493	127,032	(34,291)	1,892,559

1Net revenues are a non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. The Company's management believes that net revenues are a better measure than total revenues when evaluating the Company's operating segment performance since total revenues earned as a freight consolidator include the carriers' charges for carrying the shipment, whereas revenues earned in other capacities include primarily the commissions and fees earned by the Company. Net revenue is one of the Company's primary operational and financial measures and demonstrates the Company's ability to concentrate and leverage purchasing power through effective consolidation of shipments from customers utilizing a variety of transportation carriers and optimal routings.

06-August-2019	Expeditors International of Washington, Inc.	Page 6 of 7

2In 2019, the Company revised its process to record the transfer, between its geographic operating segments, of revenues and the directly related cost of transportation expenses for freight service transactions between Company origin and destination locations. This change better aligns revenue reporting with the location where the services are performed, as well as the transactional reporting being developed as part of the Company’s new accounting systems and processes. Prior year segment revenues have not been revised. The change in presentation had no impact on consolidated or segment net revenues or operating income. The impact on reported segment revenues and expenses was immaterial.

The following table presents the calculation of net revenues:

	Three months ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
Revenues	$2,035,579	$1,957,559	$4,055,630	$3,811,821
Expenses:
Airfreight services	542,639	593,325	1,051,849	1,106,829
Ocean freight and ocean services	390,299	385,156	810,630	764,574
Customs brokerage and other services	440,946	336,532	877,342	662,034
Net revenues	$661,695	$642,546	$1,315,809	$1,278,384

06-August-2019	Expeditors International of Washington, Inc.	Page 7 of 7